                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.


                                                     /s/ R. L. Waltrip
                                                    ---------------------------
                                                         R. L. WALTRIP

                                POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.



                                                    /s/ George R. Champagne
                                                    ---------------------------
                                                        GEORGE R. CHAMPAGNE

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), or a Company subsidiary, does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company or a Company subsidiary to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company or a Company subsidiary to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of September, 1998.


                                                    /s/ Wesley T. McRae
                                                    ---------------------------
                                                        WESLEY T. McRAE

                                POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.




                                                    /s/ Anthony L. Coelho
                                                    ---------------------------
                                                        ANTHONY L. COELHO

                                POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.




                                                    /s/ Jack Finkelstein
                                                    ---------------------------
                                                        JACK FINKELSTEIN

                                POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.




                                                    /s/ A. J. Foyt, Jr.
                                                    ---------------------------
                                                        A. J. FOYT, JR.

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.




                                                    /s/ James H. Greer
                                                    ---------------------------
                                                        JAMES H. GREER

                                POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.




                                                    /s/ L. William Heiligbrodt
                                                    ---------------------------
                                                        L. WILLIAM HEILIGBRODT

                                POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.




                                                    /s/ B. D. Hunter
                                                    ---------------------------
                                                        B. D. HUNTER

                                POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.



                                                    /s/ John W. Mecom, Jr.
                                                    ---------------------------
                                                        JOHN W. MECOM, JR.

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.




                                                    /s/ Clifton H. Morris, Jr.
                                                    ---------------------------
                                                        CLIFTON H. MORRIS, JR.

                                POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.




                                                    /s/ E. H. Thornton, Jr.
                                                    ---------------------------
                                                        E. H. THORNTON, JR.

                                POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.



                                                    /s/ W. Blair Waltrip
                                                    ---------------------------
                                                        W. BLAIR WALTRIP

                                POWER OF ATTORNEY



              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

              The Securities of the Company covered by this power of attorney are:

              (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights") issuable to the shareholders and optionholders of Equity Corporation International ("ECI") pursuant to the Agreement and Plan of Merger by and among the Company, SCI Delaware Funeral Services, Inc. and ECI dated August 6, 1998.

              (ii) 4-1/2% Convertible Subordinated Debentures due 2004 issued by ECI pursuant to the Indenture dated February 25, 1998 between ECI and Bankers Trust Company; and

              (iii) Common Stock and Rights issuable upon conversion of the Convertible Debenture.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of August, 1998.



                                                    /s/ Edward E. Williams
                                                    ---------------------------
                                                        EDWARD E. WILLIAMS







                                       -2-